EXHIBIT 10.3

FIRST LIEN GUARANTY AGREEMENT

made among

DIFFERENTIAL BRANDS GROUP INC.,

certain of its Subsidiaries

and

ARES CAPITAL CORPORATION

as Administrative Agent

Dated as of October 29, 2018

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FIRST LIEN GUARANTY AGREEMENT

FIRST LIEN GUARANTY AGREEMENT dated as of October 29, 2018, among each of the signatories hereto designated as a Guarantor on the signature pages hereto (together with any other entity that may become a party hereto as a Guarantor as provided herein, (each a “Guarantor” and collectively, the “Guarantors”)) and Ares Capital Corporation as Administrative Agent, (in such capacity and together with its permitted successors and assigns in such capacity, the “First Lien Administrative Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the First Lien Credit Agreement, dated as of October 29, 2018 (as amended, restated, supplemented or otherwise modified or replaced from time to time, the “Credit Agreement”), among DIFFERENTIAL BRANDS GROUP INC., a Delaware corporation (the “Borrower”), the Lenders, the Revolving Agent, the First Lien Administrative Agent and the Collateral Agent, and (ii) the other Guaranteed Parties (as defined below).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Guarantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty to the First Lien Administrative Agent for the benefit of the Guaranteed Parties.

NOW, THEREFORE, in consideration of the premises and to induce the First Lien Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders and Issuing Banks to make their respective extensions of credit to the Borrower thereunder and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor hereby agrees with the First Lien Administrative Agent, for the benefit of the Guaranteed Parties, as follows:

Section 1          defined terms

1.1           Definitions. (a) Unless otherwise defined herein, all terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)          The following terms shall have the following meanings:

“Agreement” shall mean this First Lien Guaranty Agreement, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other bankruptcy Law.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Proceeding” means:

(a)          any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Guarantor;

(b)          any other voluntary or involuntary insolvency, reorganization or Bankruptcy Case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Guarantor or with respect to a material portion of their respective assets;

(c)          any liquidation, dissolution, reorganization or winding up of any Guarantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d)          any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Guarantor.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Corresponding Obligations” shall have the meaning set forth in Section 4.3.

“Discharge of the Guaranteed Obligations” shall mean and shall have occurred upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit which have been cash collateralized or as to which other arrangements satisfactory to the Collateral Agent and the Issuing Banks shall have been made).

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“Excluded Swap Obligation” means, with respect to any Guarantor, (x) as it relates to all or a portion of the Guarantee of such Guarantor, any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Swap Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Guaranteed Obligations” shall mean (i) the Obligations, (ii) each guarantee of the Obligations and (iii) whether or not constituting Obligations, the unpaid principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower or any other Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Borrower or any other Guarantor to any First Lien Administrative Agent, any Lender which arise under or in connection with any Loan Document; provided, however, that Guaranteed Obligations shall not include any Excluded Swap Obligations.

“Guaranteed Parties” shall mean the Secured Parties.

“Guaranty” shall mean this Guaranty as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Obligee Guarantor” shall have the meaning set forth in Section 2.6.

“Parallel Debt” shall have the meaning set forth in Section 4.3.

“Qualified ECP Guarantor” means, in respect of any Swap Obligations, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Restricted Obligations” shall have the meaning set forth in Section 2.12.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Voidable Transfer” shall have the meaning set forth in Section 2.10.

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1.2          Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section, Schedule, Exhibit and Annex references, are to this Guaranty unless otherwise specified. References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended, amended and restated or supplemented or otherwise modified from time to time in accordance with this Guaranty.

(b)          The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)          The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

(d)          The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

Section 2         GUARANTEE

2.1          Guarantee of Guaranteed Obligations. Subject to Section 2.2, each of the Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the First Lien Administrative Agent, for the benefit of the Guaranteed Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each other Guarantor, including the Borrower, when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations. Each Guarantor shall be liable under its guarantee set forth in this Section 2.1, without any limitation as to amount but at all times subject to Section 2.2, for all present and future Guaranteed Obligations, including specifically all future increases in the outstanding amount of the Loans or other Guaranteed Obligations and other future increases in the Guaranteed Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents, on the Closing Date. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all Guaranteed Obligations that would be owed by any other obligor on the Guaranteed Obligations but for the fact that they are unenforceable or not allowable due to the existence of a Bankruptcy Proceeding involving such Loan Party.

2.2          Limitation on Obligations Guaranteed. (a) Notwithstanding any other provision hereof, the right of recovery against each Guarantor under Section 2 hereof shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under Section 2 hereof void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the guaranty set forth herein and the Guaranteed Obligations. To effectuate the foregoing, the First Lien Administrative Agent and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor in respect of the guarantee set forth in Section 2 hereof at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor with respect thereto hereof not constituting a fraudulent transfer or conveyance after giving full effect to the liability under such guarantee set forth in Section 2 hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guaranty under Section 2 hereof. To the fullest extent permitted by applicable law, this Section 2.2(a) shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interest in such Guarantor.

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(b)          Each Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.2(a) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Guaranteed Party hereunder.

2.3          Nature of Guarantee; Continuing Guarantee; Waivers of Defenses Etc. (a) Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing guarantee of payment and performance and not merely of collectability. Each Guarantor waives diligence, presentment, protest, marshaling, demand for payment, notice of dishonor, notice of default and notice of nonpayment to or upon the Borrower or any of the other Guarantors with respect to the Guaranteed Obligations. Without limiting the generality of the foregoing, this Guaranty and the obligations of each Guarantor hereunder shall be valid and enforceable and shall extend to the ultimate balance of the Guaranteed Obligations, without any reduction, limitation, impairment, set-off, defense, counterclaim, discharge or termination for any reason (other than a Discharge of the Guaranteed Obligations). If any Guarantor is a natural person, it is expressly agreed that this guarantee shall survive the death of such guarantor and shall continue in effect.

(b)          Each Guarantor agrees that the Guaranteed Obligations of each Guarantor hereunder are independent of the Guaranteed Obligations of each other Guarantor and of any other guarantee of the Guaranteed Obligations and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower and any other Guarantor or any other Person or against any collateral security or other guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower and any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower and any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

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(c)          Except to the extent the Discharge of the Guaranteed Obligations has occurred no payment made by the Borrower, any of the other Guarantors, any other guarantor or any other Person or received or collected by any Guaranteed Party from the Borrower and any of the other Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment remain liable for the Guaranteed Obligations until the Discharge of the Guaranteed Obligations.

(d)          Without limiting the generality of the foregoing, each Guarantor agrees that until the Discharge of the Guaranteed Obligations, its obligations under and in respect of the guarantee contained in this Section 2 and any security interest, if any, securing the Guaranteed Obligations, shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives all, rights, claims or defenses that it might otherwise have (now or in the future) with respect to each of the following (whether or not such Guarantor has knowledge thereof):

(i)          the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Guaranteed Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party;

(ii)         any renewal, extension or acceleration of, or any increase in the amount of the Guaranteed Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents;

(iii)        any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations;

(iv)        any change, reorganization or termination of the corporate structure or existence of Borrower or any other Guarantor or any of their Subsidiaries and any corresponding restructuring of the Guaranteed Obligations;

(v)         any settlement, compromise, release, or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitutions for, the Guaranteed Obligations or any subordination of the Guaranteed Obligations to any other obligations;

(vi)        the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Guaranteed Obligations or any other impairment of such collateral;

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(vii)       any exercise of remedies with respect to any security for the Guaranteed Obligations (including, without limitation, any collateral, including the Collateral securing or purporting to secure any of the Guaranteed Obligations) at such time and in such order and in such manner as the First Lien Administrative Agent and the Guaranteed Parties may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Guarantor would otherwise have and without limiting the generality of the foregoing or any other provisions hereof, each Guarantor hereby expressly waives any and all benefits which might otherwise be available to such Guarantor under applicable law; and

(viii)      any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or any other Guarantor for the Guaranteed Obligations, or of such Guarantor under the guarantee contained in this Section 2 or of any security interest granted by any Guarantor, whether in a Bankruptcy Proceeding or in any other instance.

(e)          In addition each Guarantor further waives any and all other defenses, set- offs or counterclaims (other than a defense of payment or performance in full hereunder or the Discharge of the Guaranteed Obligations) which may at any time be available to or be asserted by it, the Borrower or any other Guarantor or person against any Guaranteed Party, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.

2.4          Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Guaranteed Obligations by any Guarantor or is received or collected on account of the Guaranteed Obligations from any Guarantor or its property:

(a)          If such payment is made by a Guarantor (including the Borrower) or from its property in respect of the Guaranteed Obligations of another Guarantor, such Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Guaranteed Obligations, (A) to demand and enforce reimbursement for the full amount of such payment from such other Guarantor, and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors (other than the Guarantor whose primary obligations were so guaranteed by the other Guarantors) based on the relative value of their assets and any other equitable considerations deemed appropriate by the court. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guaranty under Section 2 hereof.

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(b)          If and whenever any right of reimbursement or contribution becomes enforceable by any Guarantor (including the Borrower) against any other Guarantor (including the Borrower) whether under Section 2.4(a) or otherwise, such Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Guaranteed Obligations, to be subrogated (equally and ratably with all other Guarantors entitled to reimbursement or contribution from any other Guarantor as set forth in this Section 2.4) to any security interest that may then be held by the First Lien Administrative Agent upon any collateral securing or purporting to secure any of the Guaranteed Obligations. Any right of subrogation of any Guarantor (including the Borrower) shall be enforceable solely after a Discharge of the Guaranteed Obligations and solely against the Guarantors, and not against the Guaranteed Parties, and neither the First Lien Administrative Agent nor any other Guaranteed Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any collateral securing or purporting to secure any of the Guaranteed Obligations for any purpose related to any such right of subrogation. If subrogation is demanded by any Guarantor, then, upon Discharge of the Guaranteed Obligations, the First Lien Administrative Agent shall deliver to the Guarantors making such demand, or to a representative of such Guarantors or of the Guarantors generally, such instruments or documents necessary or desirable to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment.

(c)          All rights and claims arising under this Section 2.4 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Guarantor (including the Borrower) as to any payment on account of either (x) the Guaranteed Obligations or (y) any other obligation that is secured by any collateral that also secures or purports to secure any of the Guaranteed Obligations, in each case made by it or received or collected from its property shall be fully subordinated to the Guaranteed Obligations in all respects prior to the Discharge of the Guaranteed Obligations. Until Discharge of the Guaranteed Obligations, no Guarantor may demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim provided however that except during the continuance of an Event of Default, each Guarantor may receive regularly scheduled payments of principal and interest on the Subordinated Obligations (as defined below) from any other Loan Party. If any such payment or distribution is made or becomes available to any Guarantor in any Bankruptcy Case, receivership, or Bankruptcy Proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the First Lien Administrative Agent, for application to the payment of the Guaranteed Obligations. If any such payment or distribution is received by any Guarantor after the occurrence and during the continuance of an Event of Default, it shall be held by such Guarantor in trust, as trustee of an express trust for the benefit of the Guaranteed Parties, and shall forthwith be transferred and delivered by such Guarantor to the First Lien Administrative Agent, in the exact form received and, if necessary, duly endorsed.

(d)          The obligations of the Guarantors under this Guaranty and the other Loan Documents, including their liability for the Guaranteed Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.4 or otherwise. The invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Guaranteed Party against any Guarantor or its property. The Guaranteed Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

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2.5           Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the First Lien Administrative Agent without set-off or counterclaim (other than any amounts required to be withheld or deducted under applicable law) in Dollars in immediately available funds at the office of the First Lien Administrative Agent as specified in the Credit Agreement.

2.6           Subordination of Other Obligations. Any Indebtedness of the Borrower or any other Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”), whether as original creditor, assignee, or by way of subrogation, restitution or otherwise (the “Subordinated Obligations”), is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and while such Event of Default is continuing shall be held in trust for the First Lien Administrative Agent on behalf of the Guaranteed Parties and, following the request of the First Lien Administrative Agent, shall forthwith be paid over to the First Lien Administrative Agent for the benefit of the Guaranteed Parties to be credited and applied against the Guaranteed Obligations but without otherwise affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

2.7          Financial Condition of Borrower and other Guarantors. Any Credit Event may be made to the Borrower or continued from time to time, without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower or any other Guarantor at the time of any such grant or continuation. No Guaranteed Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Borrower or any other Guarantor. Each Guarantor has adequate means to obtain information from the Borrower and each other Guarantor on a continuing basis concerning the financial condition of the Borrower and each other Guarantor and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and each other Loan Party and each other Guarantor and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Guaranteed Party to disclose any matter, fact or thing relating to the business, operations or condition of the Borrower or any other Guarantor now known or hereafter known by any Guaranteed Party.

2.8           Bankruptcy, Etc. The obligations of the Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or Bankruptcy Proceeding, voluntary or involuntary, involving the Borrower or any other Guarantor or by any defense which the Borrower or any Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. To the fullest extent permitted by law, the Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the First Lien Administrative Agent, or allow the claim of the First Lien Administrative Agent in respect of, any interest, fees, costs, expenses or other Guaranteed Obligations accruing or arising after the date on which such case or proceeding is commenced.

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2.9          Duration of Guarantee, Discharge of Guarantee Upon Sale of Guarantor. (a) Except as provided in Section 2.9(b) below and Section 9.20 of the Credit Agreement, and subject to Section 2.10 below, the guarantee contained in this Section 2 shall remain in full force and effect until the Discharge of the Guaranteed Obligations.

(b)          If (i) all of the Equity Interests of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions of the Loan Documents to a Person that is not an Affiliate of the Borrower or any other Guarantor or (ii) a Guarantor is no longer a Subsidiary Loan Party, as applicable, in accordance with the Credit Agreement, then in the case of each of clauses (i) and (ii), the guaranty of such Guarantor or such successor in interest, as the case may, hereunder shall automatically be discharged and released without any further action by any Guaranteed Party or other Person effective as of the time of such sale, disposition or other transaction.

2.10         Reinstatement. If at any time payment of any of the Guaranteed Obligations or any portion thereof is rescinded, disgorged or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Guarantor or any substantial part of its property, or otherwise, or if any Guaranteed Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to the Guaranteed Party in full or partial satisfaction of any Guaranteed Obligation, because the payment or transfer or the incurrence of the obligation is so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively a “Voidable Transfer”), or because such Guaranteed Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer, or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer, and as to all reasonable costs, expenses and attorney’s fees of the Guaranteed Party related thereto, the liability of each Guarantor hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.

2.11         Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.11 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.11, or otherwise under this Guaranty, as it relates to such Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a Discharge of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 2.11 constitute, and this Section 2.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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Section 3          REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GUARANTORS.

3.1           Representations and Warranties. Each Guarantor represents and warrants to the Guaranteed Parties on the Closing Date and on the date of each Credit Event that the representations and warranties set forth in Section 3 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is incorporated herein by reference, are true and correct in all material respects, except for representations and warranties that are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct (after giving effect to any such qualification therein) in all respects as of such date, in each case unless expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Guaranteed Parties shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein, provided that each such reference in each such representation and warranty to any Borrower’s knowledge shall, for the purposes of this Section 3.1, be deemed to be a reference to such Guarantor’s knowledge.

3.2          Covenants. Each Guarantor covenants and agrees with the Guaranteed Parties that, from and after the date of this Guaranty until the Discharge of the Guaranteed Obligations, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

Section 4         POWER OF ATTORNEY AND FURTHER ASSURANCES

4.1          First Lien Administrative Agent’s Appointment as Attorney-in-Fact, Etc. Each Guarantor hereby irrevocably constitutes and appoints the First Lien Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Guarantor and in the name of such Guarantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement.

4.2          Further Assurances. Each Guarantor agrees that from time to time, at the expense of such Guarantor, it shall use commercially reasonable efforts to promptly execute and deliver such further instruments and documents and take such further commercially reasonable actions that may be necessary, or that the First Lien Administrative Agent may reasonably request, in order to ensure that the Guaranteed Parties receive the intended benefits hereof or to enable the First Lien Administrative Agent to exercise and enforce its rights and remedies hereunder.

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Section 5         MISCELLANEOUS

5.1          Amendments in Writing. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Guarantor and the First Lien Administrative Agent, provided that any provision of this Guaranty imposing obligations on any Guarantor may be waived by the First Lien Administrative Agent in a written instrument executed by such First Lien Administrative Agent in accordance with Section 9.09 of the Credit Agreement.

5.2          Notices. All notices, requests and demands to or upon the First Lien Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement.

5.3          No Waiver by Course of Conduct; Cumulative Remedies. No Guaranteed Party shall by any act (except by a written instrument pursuant to Section 5.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Guaranteed Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

5.4          Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to (i) pay or reimburse each Guaranteed Party for all its costs and expenses incurred under this Agreement and (ii) to indemnify the Guaranteed Parties, in each case solely to the extent such Guarantor is obligated to do so pursuant to Section 9.05 of the Credit Agreement or to the extent that the Borrower is obligated to do so pursuant to Section 9.05 of the Credit Agreement and the Borrower fails to do so.

5.5          Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Guaranteed Parties and their successors and permitted assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the First Lien Administrative Agent unless permitted by the Credit Agreement and any such assignment, transfer or delegation without such consent shall be null and void.

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5.6          Set-Off. Each Guarantor hereby irrevocably authorizes each Guaranteed Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without further notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Guaranteed Party may elect, against and on account of the obligations and liabilities of such Guarantor to such Guaranteed Party hereunder and claims of every nature and description of such Guaranteed Party against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Guaranteed Party may elect, whether or not any Guaranteed Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured, provided that, if such Guaranteed Party is a Lender, it complies with Section 9.06 of the Credit Agreement. Each Guaranteed Party exercising any right of set-off shall notify such Guarantor promptly of any such set-off and the application made by such Guaranteed Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Guaranteed Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guaranteed Party may have.

5.7          Counterparts. This Guaranty may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Guaranty by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

5.8          Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

5.9          Section Headings. The section headings and Table of Contents used in this Guaranty are for convenience of reference only, are not part of this Agreement and are not to affect the construction hereof or be taken in consideration in the interpretation hereof.

5.10        Integration, Conflict. This Guaranty represents the entire agreement of the Guarantors, the First Lien Administrative Agent and the other Guaranteed Parties with respect to the subject matter hereof, and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. There are no promises, undertakings, representations or warranties by the First Lien Administrative Agent or any other Guaranteed Party relative to the subject matter hereof not expressly set forth or referred to herein.

5.11        GOVERNING LAW. THIS GUARANTY AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS GUARANTY (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

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5.12         Submission to Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

(a)          submits for itself and its property in any legal action or proceeding relating to this Guaranty (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, and of the United States of America for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

(b)          agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c)          agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Guaranty shall affect any right that any Guaranteed Party may otherwise have to bring any action or proceeding relating to this Guaranty against the Guarantor or any of its assets in the courts of any jurisdiction;

(d)          waives to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty in any court referred to in paragraph (a) of this section (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);

(e)          consents to service of process in the manner provided in Section 9.17 of the Credit Agreement (and agrees that nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by applicable law); and

(f)          waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

5.13        Acknowledgments. Each Guarantor hereby acknowledges that:

(a)          in connection with all aspects of each transaction contemplated hereby, it has consulted its own legal advisors to the extent it has deemed appropriate;

(b)          no Guaranteed Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guaranty or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Guaranteed Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)          no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the parties hereto.

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5.14         Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.11 of the Credit Agreement shall become a Guarantor as required by the Credit Agreement for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement in the form of Annex 1 hereto.

5.15         Releases. At such time as there has been a Discharge of the Guaranteed Obligations, this Agreement and all obligations (other than those expressly stated to survive such termination) of the First Lien Administrative Agent and each Guarantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of any Guarantor following any such termination, the First Lien Administrative Agent shall promptly execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

5.16         WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, FIRST LIEN ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[This Space Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused this First Lien Guaranty Agreement to be duly executed and delivered as of the date first above written.

GUARANTORS:

DIFFERENTIAL BRANDS GROUP INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

DBG HOLDINGS SUBSIDIARY INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

DBG SUBSIDIARY INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

HUDSON CLOTHING HOLDINGS, INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

HUDSON CLOTHING, LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

Signature Page to Guaranty Agreement

DFBG SWIMS, LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

HC ACQUISITION HOLDINGS, INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

RG PARENT LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

ROBERT GRAHAM HOLDINGS, LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

ROBERT GRAHAM DESIGNS, LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

ROBERT GRAHAM RETAIL LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

Signature Page to Guaranty Agreement

RGH GROUP LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

MARCO BRUNELLI IP, LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

CENTRIC BRANDS HOLDING LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

AMERICAN MARKETING ENTERPRISES INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

BRIEFLY STATED HOLDINGS INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

BRIEFLY STATED INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

Signature Page to Guaranty Agreement

GBG JEWELRY INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

KHQ INVESTMENT LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

KHQ ATHLETICS LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

ROSETTI HANDBAGS AND ACCESSORIES, LTD.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

GBG ACCESSORIES GROUP LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

GBG SOCKS LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

Signature Page to Guaranty Agreement

VZI INVESTMENT CORP.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

GBG-BCBG LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

GBG-BCBG RETAIL LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

GBG DENIM USA, LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

GBG BEAUTY LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

ADDED EXTRAS LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

Signature Page to Guaranty Agreement

LOTTA LUV BEAUTY LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

GBG WEST LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

F&T APPAREL LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

GBG DENIM RETAIL LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

INNOVO WEST SALES, INC.

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

CENTRIC BEBE LLC

By:	/s/ Lori Nembirkow
Name:	Lori Nembirkow
Title:	Secretary

Signature Page to Guaranty Agreement

ARES CAPITAL CORPORATION,
as First Lien Administrative Agent

By:	/s/ Mitchell Goldstein
Name:	Mitchell Goldstein
Title:	Authorized Signatory

Signature Page to Guaranty Agreement

Annex 1 to
First Lien Guaranty Agreement

JOINDER AGREEMENT, dated as of ____________, 20____, made by ______________________, a _______________ corporation (the “Additional Guarantor”), in favor of ARES CAPITAL CORPORATION as Administrative Agent (in such capacity, the “First Lien Administrative Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement referred to below, and (ii) the other Guaranteed Parties (as defined in the First Lien Guaranty Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESSETH:

WHEREAS, DIFFERENTIAL BRANDS GROUP INC. (the “Borrower”), the Lenders, and the First Lien Administrative Agent have entered into that certain First Lien Credit Agreement, dated as of October 29, 2018 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Guarantor) have entered into the First Lien Guaranty Agreement, dated as of October 29, 2018 (as amended, supplemented replaced or otherwise modified from time to time, the “First Lien Guaranty Agreement”) in favor of the First Lien Administrative Agent for the benefit of the Guaranteed Parties;

WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the First Lien Guaranty Agreement; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the First Lien Guaranty Agreement;

NOW, THEREFORE, IT IS AGREED:

1.          First Lien Guaranty Agreement.    By executing and delivering this Joinder Agreement, the Additional Guarantor, as provided in Section 5.14 of the First Lien Guaranty Agreement, hereby becomes a party to the First Lien Guaranty Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [_____________1 ] to the Guarantee Agreement. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Credit Agreement as they relate to such Additional Guarantor or to the Loan Documents to which such Additional Guarantor is a party, each of which is incorporated herein by reference, is true and correct in all material respects on and as of the date hereof (after giving effect to this Joinder Agreement).

1 Refer to each Schedule which needs to be supplemented where a secured guaranty is involved.

Annex 1-1

2.          [Limitations of Guarantee. [●]]

3.          GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

4.          Successors and Assigns. This Joinder Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Additional Guarantor may not assign, transfer or delegate any of its rights or obligations under this Assumption Agreement without the prior written consent of the First Lien Administrative Agent, unless permitted by the Credit Agreement, and any such assignment, transfer or delegation without such consent shall be null and void.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex 1-2

Annex 1-A